                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(b) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 16, 1998 (January 9, 1998)
                                                --------------------------------------

                                    001-12910
--------------------------------------------------------------------------------
                            (Commission File Number)

                                Storage USA, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Tennessee                                              62-1251239
-------------------------------------                 --------------------------
State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization                             Identification Number)

10440 Little Patuxent Parkway, Columbia, Maryland                    21044
------------------------------------------------------        ------------------
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (410) 730-9500
                                                  -------------------


 Item 2: Acquisition or Disposition of Assets

Storage USA, Inc., (the "Company") consummated during the period January 9, 1998 through January 23, 1998, the acquisition of 6 self-storage facilities (the "Acquired Facilities") through SUSA Partnership, L.P. (the "Partnership"), a limited partnership in which the Company is the sole general partner and owns approximately a 91% interest as of the date of this report. The Acquired Facilities contain approximately 344,000 square feet, are located in four states and were purchased for approximately $19,098,500 in aggregate consideration.

The acquisition of the Acquired Facilities was funded by cash generated from operations and borrowings under the Company's lines of credit with The First National Bank of Chicago and First Tennessee. Each of the Acquired Facilities was used by the seller as a self-storage facility prior to its acquisition by the Company, and the Company intends to continue such use of all the Acquired Facilities. The Company's management determined the contract price of each facility through arms-length negotiations, after taking into consideration such factors as: the age and condition of the facility; the projected amount of maintenance costs; anticipated capital improvements; the facility's current revenues; comparable facilities competing in the applicable market; market rental rates for comparable facilities; the occupancy rate of the facility; and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses associated with the facility. Other than changes in these factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in Item 7 not to be necessarily indicative of future operating results for the applicable facilities.

The following  provides certain additional  information  concerning the Acquired
Facilities:

Location                     Seller                                                              Date of Acquisition
--------                     ------                                                              -------------------
Plano, TX                    Spring Creek Self Storage, Ltd., a Texas limited partnership                    1/9/98
Austin, TX                   McNeil Drive Self Storage, Ltd., a Texas limited partnership                    1/9/98
Ridge, NY                    Island Self Storage, L.L.C.                                                    1/12/98
Huntingdon Valley, PA        Moreland Business Park, Inc.                                                   1/13/98
Carrollton, TX               Frankford Road Storage Plus, a Texas limited partnership                       1/21/98
North Highlands, CA          Kay Family Limited Partnership                                                 1/23/98


The following unaudited data related to the Acquired Facilities is derived from the Company's internal records as of the last day of the month following closing, or the most current information available:

                                  Square         Rent per         Economic       Physical        Total          Contract
          Location                  Feet        Square Foot      Occupancy       Occupancy       Units           Price
          --------                  ----      --------------     ---------       ---------       -----           -----

Plano, TX (1)                       55,725            $9.51            80%             90%          455         $3,862,000
Austin, TX (1)                      57,450            $9.50            38%             45%          497         $3,385,000
Ridge, NY (1)                       76,175           $11.43            87%             90%          689         $5,000,000
Huntingdon Valley, PA (1)           44,225            $8.71            94%             98%          366         $2,100,000
Carrollton, TX (1)                  52,550            $9.50            39%             60%          431         $2,943,000
North Highlands, CA                 57,601            $7.41            76%             89%          557         $1,808,500
                             ----------------------------------------------------------------------------------------------
                                   343,726            $9.48            70%             79%        2,995        $19,098,500
                             ==============                                                    ============================


(1) These facilities were developed properties that opened in 1995, 1996 or 1997.

Item 7:           Financial Statements and Exhibits

(a)      Financial Statements Applicable to Real Estate Properties Acquired

         *        Report of Independent Accountants.

         *        Acquired  Facilities  Historical  Summaries of Combined  Gross
                  Revenue and Direct Operating Expenses for the year ended December 31, 1996 (Audited), and for the nine months ended September 30, 1997 (Unaudited).

         * Notes to Acquired Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.


(b)      Pro Forma Financial Information

         * Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended September 30, 1997.

         * Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996.

         *        Notes to  Unaudited  Pro Forma  Combined  Condensed  Financial
                  Statements.

(c)      Exhibits

         Exhibit           Description
         -------           -----------

         23.1              Consent of Independent Accountants.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Shareholders of
Storage USA, Inc.

                  We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical
Summaries") for certain self-storage facilities (the "Acquired Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1996. These Historical Summaries are the responsibility of the management of the Acquired Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

                  The accompanying Historical Summaries were prepared for the purposes of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Storage USA, Inc.) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquired Facilities' revenues and expenses.

                  In our opinion, based on our audits, the Historical Summaries referred to above present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquired Facilities for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                            COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
February 17, 1998


                                             ACQUIRED FACILITIES

                                    HISTORICAL SUMMARIES OF COMBINED GROSS
                                    REVENUE AND DIRECT OPERATING EXPENSES
                                            (amounts in thousands)

                                                                      For the                   For the
                                                                    year ended             nine months ended
                                                                   December 31,              September 30,
                                                                       1996                      1997
                                                                --------------------     ----------------------
                                                                                              (unaudited)
                                                                                               (note 2)
Gross Revenue:
     Rental revenue                                                          $1,025                     $1,284
     Other revenue                                                               40                         54
                                                                --------------------     ----------------------

          Total gross revenue                                                 1,065                      1,338
                                                                --------------------     ----------------------

Direct Operating Expenses:
     Property operations and maintenance                                        375                        491
     Real estate taxes                                                           44                         94
                                                                --------------------     ----------------------

          Total direct operating expenses                                       419                        585
                                                                --------------------     ----------------------

Gross revenue in excess of direct operating expenses                           $646                       $753
                                                                ====================     ======================

                                           See accompanying notes.


                          NOTES TO ACQUIRED FACILITIES
                        HISTORICAL SUMMARIES OF COMBINED
                   GROSS REVENUE AND DIRECT OPERATING EXPENSES
                             (amounts in thousands)

1.  Basis of Presentation
         The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") relate to the operation of the following self-storage facilities ("Acquired Facilities") which have been acquired by Storage USA, Inc. (the "Company").

                               Acquired Facilities
                               -------------------

Plano, TX                   Austin, TX (1)             Carrollton, TX (1)
Ridge, NY                   Huntingdon, PA             North Highlands, CA

(1) These properties were developed properties that opened in 1997.

         The Historical Summaries for the Acquired Facilities with a total acquisition cost of $19,384 have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations acquired. The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Acquired Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquired Facilities. Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

2.  Interim Periods

         The unaudited interim Historical Summaries for the Acquired Facilities have been prepared on a basis consistent with the audited Historical Summaries. In the opinion of management, all adjustments considered necessary for a fair presentation are of a normal recurring nature and have been included. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of future operating results.

                                STORAGE USA, INC.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following unaudited Pro Forma Combined Condensed Balance Sheet was prepared as if the Acquired Facilities were purchased on September 30, 1997. The unaudited Pro Forma Combined Condensed Statements of Operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996, have been prepared to reflect the acquisition of the Acquired Facilities as if the Acquired Facilities and other previously reported transactions had been consummated at the beginning of the respective periods shown. The Pro Forma Combined Condensed Financial Information is based on the historical financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and the pro forma financial information set forth in the footnotes to the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and should be read in conjunction with those financial statements and the notes thereto. The Combined Condensed Pro Forma Financial Information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.




                                                         STORAGE USA, INC.

                                             PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                      as of September 30, 1997
                                                            (Unaudited)
                                                       (amounts in thousands)

                                                        Historical                                                   Pro Forma
                                                         Storage            Acquired            Pro Forma             Storage
                                                        USA, Inc.          Facilities          Adjustments           USA, Inc.
                                                     -----------------   ----------------    ----------------     ----------------
Assets:
     Investment in storage facilities, net                 $1,026,303           $ 19,384           $ 145,422 (a)      $ 1,191,109
     Cash and equivalents                                       4,103                                  8,604 (b)           12,707
     Other assets                                              41,450                                                      41,450
                                                     -----------------   ----------------    ----------------     ----------------

          Total assets                                     $1,071,856         $   19,384          $  154,026           $1,245,266

                                                     =================   ================    ================     ================

Liabilities and shareholders' equity
     Line of credit borrowings                             $   34,929         $   19,384          $  (54,313)(c)       $        -
     Mortgage notes payable                                    39,864                                                      39,864
     Notes payable                                            200,000                                200,000 (d)          400,000
     Accounts payable and accrued expenses                     14,471                                                      14,471
     Rents received in advance                                  6,553                                                       6,553
     Dividend payable                                          16,445                                                      16,445
     Minority interest                                         90,989                                  4,791 (e)           95,780
                                                     -----------------   ----------------    ----------------     ----------------

          Total liabilities
                                                              403,251             19,384             150,478              573,113
                                                     -----------------   ----------------    ----------------     ----------------

Shareholders' equity
     Common stock                                                 274                                      1 (f)              275
     Paid-in capital                                          705,319                                  3,547 (g)          708,866
     Notes receivable - officers                               (8,817)                                                     (8,817)
     Accumulated deficit                                      (15,831)                                                    (15,831)
     Distributions in excess of net income                    (12,340)                                                    (12,340)
                                                     -----------------   ----------------    ----------------     ----------------

          Total shareholders' equity                          668,605                  -               3,548              672,153
                                                     -----------------   ----------------    ----------------     ----------------

          Total liabilities and shareholders' equity       $1,071,856         $   19,384          $  154,026           $1,245,266
                                                     =================   ================    ================     ================

                             See accompanying notes.


                                       8

                                             STORAGE USA, INC.

                            PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                For the nine months ended September 30, 1997
                                                (Unaudited)
                                     (thousands, except per share data)

                                               Historical                                        Pro Forma
                                                Storage        Acquired       Pro Forma           Storage
                                               USA, Inc.      Facilities     Adjustments         USA, Inc.
                                              -------------  --------------  -------------     --------------

Property Revenues:
Rental income                                     $113,267        $  1,284       $ 21,519 (h)       $136,070
Management income                                        -                                                 -
Other income                                         2,213              54            321 (i)          2,588
                                              -------------  --------------  -------------     --------------

     Total revenues                                115,480           1,338         21,840            138,658
                                              -------------  --------------  -------------     --------------

Property Expenses:
Cost of property operations
     and maintenance                                28,359             491          4,551 (j)         33,401
Taxes                                                9,403             122          1,718 (k)         11,243
General & administrative                             4,656                            935 (l)          5,591
Depreciation & amortization                         14,002                          3,456 (m)         17,458
                                              -------------  --------------  -------------     --------------

      Total expenses                                56,420             613         10,660             67,693
                                              -------------  --------------  -------------     --------------

     Income from property operations                59,060             725         11,180             70,965

Other Income (expenses):
   Interest expense                                (11,604)                       (10,658)(n)        (22,262)
   Interest income                                     880                                               880
                                              -------------  --------------  -------------     --------------

Income before minority interest and
    gain on sale of assets                          48,336             725            522             49,583

Gain on exchange of self-storage
    facilities                                       2,569                         (2,569)(o)              -
                                              -------------  --------------  -------------     --------------

Income before minority interest                     50,905             725         (2,047)            49,583

Minority interest                                   (4,115)                          (550)(p)         (4,665)
                                              -------------  --------------  -------------     --------------

   Net income                                     $ 46,790         $   725       $ (2,597)          $ 44,918
                                              =============  ==============  =============     ==============

   Net income per share                           $   1.76                                          $   1.63
                                              =============                                    ==============

   Weighted average shares outstanding              26,638                                            27,501
                                              =============                                    ==============

                                          See accompanying notes.

                                       9



                                                         STORAGE USA, INC.

                                        PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                                For the year ended December 31, 1996
                                                            (Unaudited)
                                                 (thousands, except per share data)

                                                      Initial
                                                     Pro Forma                                              Pro Forma
                                                      Storage          Acquired         Pro Forma            Storage
                                                     USA, Inc.        Facilities       Adjustments          USA, Inc.
                                                  ----------------  ---------------- ----------------     ---------------

Property Revenues:
Rental income                                           $ 130,839         $   1,025        $  39,296 (q)       $ 171,160
Management income                                             485                                                    485
Other income                                                1,715                40              919 (r)           2,674
                                                  ----------------  ---------------- ----------------     ---------------

     Total revenues                                       133,039             1,065           40,215             174,319
                                                  ----------------  ---------------- ----------------     ---------------

Property Expenses:
Cost of property operations
     and maintenance                                       33,530               375            9,251 (s)          43,156
Taxes                                                      10,827                44            2,646 (t)          13,517
General & administrative                                    4,722                              1,465 (u)           6,187
Depreciation & amortization                                16,097                              6,221 (v)          22,318
                                                  ----------------  ---------------- ----------------     ---------------

     Total expenses                                        65,176               419           19,583              85,178
                                                  ----------------  ---------------- ----------------     ---------------

     Income from property operations                       67,863               646           20,632              89,141

Other Income (expenses):
   Interest expense                                       (12,885)                           (16,777)(w)         (29,662)
   Interest income                                            687                                                    687
                                                  ----------------  ---------------- ----------------     ---------------

Income before gain and minority interest                   55,665               646            3,855              60,166

Gain on investment                                            288                               (288)(x)               0
                                                  ----------------  ---------------- ----------------     ---------------

Income before minority interest                            55,953               646            3,567              60,166

Minority interest                                          (3,870)                            (1,790)(y)          (5,660)
                                                  ----------------  ---------------- ----------------     ---------------

   Net income                                            $ 52,083         $     646         $  1,777            $ 54,506
                                                  ================  ================ ================     ===============

   Net income per share                                  $   2.11                                               $   1.98
                                                  ================                                        ===============

   Weighted average shares outstanding                     24,723                                                 27,501
                                                  ================                                        ===============

                             See accompanying notes.


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS (dollar amounts in thousands, except share/unit and per share/unit data)
                                   (Unaudited)



1.        Storage USA, Inc.
         The  historical  financial   information  of  Storage  USA,  Inc.  (the
"Company") includes SUSA Partnership, L.P. (the "Partnership"), Storage USA, Trust (the "Trust") and SUSA Management, Inc. ("SUSA Management").


2.        Acquired Facilities- Balance Sheet
         Amounts reflect the acquisition of six facilities acquired from January 9, 1998 to January 23, 1998 for a price of $19,384. The total acquisition price includes the purchase price of the facilities ($19,099) plus the Company's estimated average cost of $30 per property for capital improvements ($180) and other closing costs ($105). The total acquisition price was assumed to be funded with borrowings under the Company's lines of credit.


3.       Storage USA, Inc. - Initial Pro Forma Statement of Operations
         The Initial Pro Forma Statement of Operations for the year ended December 31, 1996 is presented as if (a) the acquisition during 1996 of 82 facilities totaling 5,400 square feet for a cost of approximately $304,000, (b) the issuance of 7,029,000 shares of common stock for net proceeds of approximately $220,528 and (c) the issuance of $100,000 of 7.125% notes payable had occurred on January 1, 1996.


4.       Acquired Facilities - Statement of Operations
         The statements of operations for the Acquired Facilities reflects the results of operations of the Acquired Facilities for the year ended December 31, 1996, and the results of operations of the Acquired Facilities for the nine months ended September 30, 1997, which are included in the Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included in this Form 8-K/A.


           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
              (dollar amounts in thousands, except per share data)
                                   (Unaudited)
5.      Pro Forma Adjustments - Balance Sheet
                                                                                                As of September 30, 1997
                                                                                                --------------------------
(a)     To record the acquisition of the 49 facilities purchased between October
        29, 1997 and January 30, 1998 (the "January 8-K/A Facilities").                     $                     145,422

(b)     To  record  excess  cash  resulting  from  the  pro  forma   adjustments
        reflecting the acquisition of the January 8-K/A Facilities, the issuance of 125 limited  partnership units in SUSA Partnership,  L.P.  ("Units"), the  issuance of 92 shares of common  stock and the issuance of $200,000
        of notes payable.                                                                   $                       8,604

(c)     To record the pro forma payoff of the line of credit with funds received from the issuance of the $200,000 of notes  payable  after  covering the costs  of the  acquisition  of the  January  8-K/A  Facilities  and  the
        Acquired facilities.                                                                $                     (54,313)

(d)     To record the issuance of the $100,000, 7.0% notes payable and the $100,000,
        7.5% notes payable issued December 5, 1997.                                         $                     200,000

(e)     To record the issuance of 125 Units in exchange for facilities acquired.            $                       4,791

(f)     To record the  issuance  of 92 shares of common  stock in  exchange  for
        facilities acquired.                                                                $                           1

(g)     To record the  issuance  of 92 shares of common  stock in  exchange  for
        facilities acquired.                                                                $                       3,547

6.      Pro Forma Adjustments - Statement of Operations
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
(h)     To record rental income for the 39 audited  facilities  acquired  during
        the first six months of 1997 from January 1, 1997 to the date acquired.            $                        6,086
        To record rental income for the 14 unaudited facilities acquired during the
        first six months of 1997 from January 1, 1997 to the date acquired.                $                        1,155

                                       12

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                    (Unaudited)

6.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
        To reduce rental income for six facilities that are included in the Storage USA,
        Inc. historical balances (the "Historical Balances") and were exchanged for
        eight facilities on May 20, 1997.                                                  $                       (1,375)
        To record rental income for the nine facilities acquired during the third
        quarter of 1997 from January 1, 1997 to the date acquired.                         $                        2,576
        To record rental income for the January 8-K/A Facilities.                          $                       13,077
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                       21,519

(i)     To record other income for the 39 audited facilities acquired during the
        first six months of 1997 from January 1, 1997 to the date acquired.                $                          101
        To record other income for the 14 unaudited facilities acquired during the first
        six months of 1997 from January 1, 1997 to the date acquired.                      $                           43
        To reduce  other  income for six  facilities  that are  included  in the
        Historical  Balances and were exchanged for eight  facilities on May 20,
        1997.                                                                              $                           (3)
        To record other income for the nine facilities acquired during the third quarter
        of 1997 from January 1, 1997 to the date acquired.                                 $                           63
        To record other income for the January 8-K/A Facilities.                           $                          127
        To reduce management income for the managed property acquired on May 15, 1997, based on actual management fees earned by the company from January 1, 1997 to
        the acquisition date.                                                              $                          (10)
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                          321

(j)     To record cost of property operations and maintenance for the 39 audited facilities  acquired during the first six months of 1997 from January 1,
        1997 to  the date acquired.                                                        $                        1,362
        To record cost of property operations and maintenance for the 14 unaudited facilities acquired during the first six months of 1997 from January 1, 1997 to
        the date acquired.                                                                 $                          280
        To reduce cost of property operations and maintenance for six facilities that are included in the Historical Balances and were exchanged for eight facilities
        on May 20, 1997.                                                                   $                         (383)



                                       13

                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                    (Unaudited)
6.      Pro Forma Adjustments - Statement of Operations - continued
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
        To record  cost of  property  operations  and  maintenance  for the nine facilities  acquired  during the third  quarter of 1997 from  January 1,
        1997 to the date acquired                                                          $                          539
        To record cost of property operations for the January 8-K/A Facilities.            $                        2,753
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                        4,551

(k)     To record taxes for the 39 audited facilities acquired during the first six
        months of 1997 from January 1, 1997 to the date acquired.                          $                          519
        To record taxes for the 14 unaudited facilities acquired during the first six
        months of 1997 from January 1, 1997 to the date acquired.                          $                          129
        To reduce taxes for six facilities that are included in the Historical Balances
        and were exchanged for eight facilities on May 20, 1997.                           $                         (206)
        To record taxes for the nine facilities acquired during the third quarter of
        1997 from January 1, 1997 to the date acquired                                     $                          193
        To record taxes for the January 8-K/A Facilities.                                  $                        1,083
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                        1,718

(l)     To reflect an estimated increase in general and administrative expense based on
        results subsequent to acquisition.                                                 $                          935

(m)     To record depreciation for the 39 audited facilities acquired during the first six months of 1997, based on approximately $94,047 of the purchase
        price being allocated to depreciable assets, based on a 40 year life.              $                        1,763
        To record  depreciation for the 14 unaudited  facilities acquired during the first six  months of 1997,  based on  approximately  $18,888  of the purchase price being allocated to depreciable assets, based on a 40 year
        life.                                                                              $                          354
        To record depreciation for the nine facilities acquired during the third quarter of 1997 based on  approximately  $27,664 of the  purchase  price
        being allocated to depreciable assets, based on a 40-year life.                    $                          519
        To record depreciation for the January 8-K/A Facilities based on approximately
        $106,158 of the purchase price being allocated to depreciable assets, based on a
        40 year life.                                                                      $                        1,990

                                       14


                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
        To record  depreciation for the Acquired  Facilities based on $14,151 of the purchase price being allocated to depreciable assets,  based on a 40
        year life.                                                                         $                          265
        Less: Depreciation included in the Historical balance relating to the facilities
        acquired during the first nine months of 1997.                                     $                       (1,295)
        To reduce depreciation for six facilities that are included in the Historical
        Balances and were exchanged for eight facilities on May 20, 1997.                  $                         (140)
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                        3,456

(n)     To reflect the reduction in interest  expense from the pro forma line of credit reduction of $33,272 at a weighted average interest rate of 7.05%
        after assuming all financing transactions to occur on January 1, 1997.             $                        1,759
        To remove historical line of credit interest expense.                              $                        2,218
        To reflect  the pro forma  effect of  additional  interest  expense  and amortization  of discount due to the issuance of $100,000 of 8.20% notes
        payable assumed to occur on January 1, 1997.                                       $                       (3,473)
        To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.0% notes payable assumed to
        occur on January 1, 1997.                                                          $                       (5,334)
        To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.5% notes payable assumed to
        occur on January 1, 1997.                                                          $                       (5,738)
        To reflect interest expense on mortgage notes payable from January 1, 1997 to the date of acquisition for the $6,048 mortgages assumed during the period
        January 1, 1997 to December 19, 1997.                                              $                         (275)
        To reflect the pro forma effect on interest of assuming the payoff of all mortgages that were paid off during the first nine months of 1997 occurred on
        January 1, 1997.                                                                   $                          185
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                      (10,658)

(o)     To remove gain on exchange of self-storage facilities                              $                       (2,569)


                                       15


                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                    Nine Months Ended
                                                                                                   September 30, 1997
                                                                                                   ------------------
(p)     To reflect the pro forma  effect on minority  interest  expense from the income  contributed  from  facilities  acquired  from January 1, 1997 to
        September  3,  1997,  the  January  8-K/A  Facilities  and the  Acquired
        Facilities assuming those acquisitions and all equity offerings and Unit
        transactions occurred on January 1, 1997.                                          $                         (550)


                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    -----------------
(q)     To record rental income for the 39 audited  facilities  acquired  during
        the first six months of 1997.                                                      $                       16,664
        To record rental income for the 14 unaudited facilities acquired during the
        first six months of 1997 .                                                         $                        3,306
        To record rental income for the nine facilities acquired during the third
        quarter of 1997.                                                                   $                        5,215
        To record rental income for the January 8-K/A Facilities.                          $                       17,328
        To reduce rental income for six facilities that are included in the Initial Pro
        Forma balances and were exchanged for eight facilities on May 20, 1997.            $                       (3,217)
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                       39,296

(r)     To record other income for the 39 audited facilities acquired during the
        first six months of 1997.                                                          $                          313
        To record other income for the 14 unaudited facilities acquired during the first
        six months of 1997.                                                                $                           95
        To record other income for the nine facilities acquired during the third quarter
        of 1997.                                                                           $                          210
        To record other income for the January 8-K/A Facilities.                           $                          338
        To reduce other income for six facilities that are included in the Initial Pro
        Forma balances and were exchanged for eight facilities on May 20, 1997.            $                          (10)
        To reduce management income for the managed property acquired on May 15,
        1997,  based on actual  management fees earned by the company during the
        year ended December 31, 1996.                                                      $                          (27)
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                          919

                                       16


                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    -----------------
(s)     To record cost of property operations and maintenance for the 39 audited
        facilities acquired during the first six months of 1997.                           $                        3,863
        To record cost of property operations and maintenance for the 14 unaudited
        facilities acquired during the first six months of 1997.                           $                        1,061
        To record cost of property operations and maintenance for the nine facilities
        acquired during the third quarter of 1997.                                         $                        1,146
        To record cost of property operations and maintenance for the January 8-K/A
        Facilities.                                                                        $                        3,911
        To reduce cost of property operations and maintenance for six facilities that are included in the Initial Pro Forma balances and were exchanged for eight
        facilities on May 20, 1997.                                                        $                         (730)
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                        9,251

(t)     To record taxes for the 39 audited facilities acquired during the first six
        months of 1997.                                                                    $                        1,082
        To record taxes for the 14 unaudited facilities acquired during the first six
        months of 1997.                                                                    $                          291
        To record taxes for the nine facilities acquired during the third quarter of
        1997.                                                                              $                          460
        To record taxes for the January 8-K/A Facilities.                                  $                        1,390
        To reduce taxes for six facilities that are included in the Initial Pro Forma
        balances and were exchanged for eight facilities on May 20, 1997.                  $                         (577)
                                                                                           -------------------------------
        Pro forma adjustment                                                               $                        2,646

(u)      To reflect an estimated increase in general and administrative expense based on
         results subsequent to acquisition.                                                $                        1,465

(v)      To record  depreciation for the 39 audited  facilities  acquired during the first six  months of 1997,  based on  approximately  $94,047 of the purchase  price being  allocated to depreciable  assets,  based on a 40
         year life.                                                                        $                        2,351
         To record depreciation for the 14 unaudited  facilities acquired during the first six  months of 1997,  based on  approximately  $18,888 of the purchase  price being  allocated to depreciable  assets,  based on a 40
         year life.                                                                        $                          472

                                       17


                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    -----------------
         To record  depreciation  for the nine  facilities  acquired  during the third  quarter of 1997 based on  approximately  $27,664 of the purchase
         price being allocated to depreciable assets, based on a 40-year life.             $                          692
         To record depreciation for the January 8-K/A Facilities based on approximately
         $106,158 of the purchase price being allocated to depreciable assets, based on
         a 40 year life.                                                                   $                        2,654
         To record depreciation for the Acquired Facilities based on $14,151 of the
         purchase price being allocated to depreciable assets, based on a 40 year life.    $                          354
         To reduce  depreciation  for six  facilities  that are  included in the
         Initial Pro Forma balances and were  exchanged for eight  facilities on
         May 20, 1997.                                                                     $                         (302)
                                                                                           -------------------------------
         Pro forma adjustment                                                              $                        6,221

(w)      To reflect the interest expense on the pro forma line of credit balance decrease of $86,002 at a weighted  average interest rate of 6.99% after effect of assuming all  financing  transactions  to occur on January 1,
         1996.                                                                             $                        6,012
         To reflect  the pro forma  effect of  additional  interest  expense and amortization of discount due to the issuance of $100,000 of 8.20% notes
         payable assumed to occur on January 1, 1996.                                      $                       (8,336)
         To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.0% notes payable assumed to
         occur on January 1, 1996.                                                         $                       (7,112)
         To reflect the pro forma effect of additional interest expense and amortization of discount due to the issuance of $100,000 of 7.5% notes payable assumed to
         occur on January 1, 1996.                                                         $                       (7,651)
         To reflect interest expense on mortgage notes payable from the $6,048 of
         mortgages assumed during the period January 1, 1997 to December 19, 1997.         $                         (526)
         To reflect the pro forma  effect on interest of assuming  the payoff of all  mortgages  that were paid off during the first nine months of 1997
         occurred on January 1, 1996.                                                      $                          836
                                                                                           -------------------------------
         Pro forma adjustment                                                              $                      (16,777)

(x)      To remove gain on exchange of self-storage facilities                             $                         (288)

                                       18



                             NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                (dollar amounts in thousands, except per share data)
                                                    (Unaudited)

6.       Pro Forma Adjustments - Statement of Operations - continued
                                                                                                       Year ended
                                                                                                    December 31, 1996
                                                                                                    -----------------

(y)      To reflect the pro forma effect on minority  interest  expense from the income  contributed  from  facilities  acquired from January 1, 1997 to
         September  3, 1997,  the  January  8-K/A  Facilities  and the  Acquired
         Facilities  assuming those  acquisitions  and all equity  offerings and
         Unit transactions occurred on January  1, 1997.                                   $                       (1,790)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DATED:  February 17, 1998

                                    STORAGE USA, INC.

                                    By: /s/ Dennis A. Reeve
                                       ------------------------------
                                    Dennis A. Reeve
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


                                       20